SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, agreed to acquire a 100% interest in a fully integrated developer and operator of battery energy storage systems and co-located utility-scale solar assets in the United States, with 2.9 GW of operating and under construction assets and an over 20 GW development pipeline for equity consideration of approximately $3 billion. The closing of this transaction is expected to occur in the second half of 2026 and is subject to customary closing conditions.
Subsequent to the quarter, Brookfield Renewable approved plans to simplify its corporate structure by converting Brookfield Renewable Partners L.P. and Brookfield Renewable Corporation into one publicly traded corporation. The simplification is subject to customary regulatory approvals as well as unitholder and shareholder approval.
Subsequent to the quarter, Brookfield Renewable, together with its institutional partners, completed the sale of its remaining 33% interest in a 2.1 GW portfolio of operating wind and solar assets in the United States for proceeds of approximately $394 million ($105 million net to Brookfield Renewable).